UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2020

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	UPLC	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Reference is made to the Annual Report on Form 10-K for the year ended December 31, 2019, filed by Ultra Petroleum Corp. (the “Company”) on April 15, 2020 (the “Annual Report”).

The Company is relying on the order issued by the U.S. Securities and Exchange Commission (the “SEC”) on March 25, 2020 in SEC Release No. 34-88465 pursuant to the SEC’s authority under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from certain provisions of the Exchange Act and the rules thereunder related to the reporting requirements for certain public companies, subject to certain conditions (such order, the “Order”), to delay the filing of the information required by Part III of Form 10-K (the “10-K Part III Information”) that is to be filed with the SEC as an amendment to the Annual Report on Form 10-K/A (the “Amended Annual Report”). The Company expects to file the Amended Annual Report no later than June 15, 2020 (45 days after the original due date of the 10-K Part III Information, or April 29, 2020).

The Company’s operations and business have experienced disruptions due to the unprecedented conditions surrounding COVID-19 in the United States, resulting in the Company having to modify its business practices. Since early March, the Company has been following the recommendations of state and local health authorities to minimize the exposure risk for its employees, including restricting access to its physical offices. The Company’s management has had to devote significant time and attention to assessing the potential impact of COVID-19 and related events on its operations and financial position and developing operational and financial plans to address those matters, which has diverted management resources from completing tasks necessary to file the Amended Annual Report with the 10-K Part III Information by the original due date of the 10-K Part III Information.

The Company is experiencing delays in the preparation of its financial statements for the reasons described above and is availing itself of an extension to file the 10-K Part III Information on Form 10-K/A for the year ended December 31, 2019 originally due April 29, 2020 (which the Company currently expects to file on or prior to June 15, 2020), relying on the Order.

The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report with the following risk factor:

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 (“COVID-19”), which could have a material adverse effect on our business and results of operations.

In an effort to contain and mitigate the spread of COVID-19, many countries, including the United States and Canada, have imposed unprecedented restrictions on travel, and there have been business closures and a substantial reduction in economic activity in countries that have had significant outbreaks of COVID-19.

Our Management believes it is important to keep our facilities operating to continue production but we have implemented additional social distancing measures for field employees and employees in our Denver and Pinedale offices are currently operating under a “work from home” protocol, each of which could have an adverse effect on our business and operations.

Significant uncertainty remains as to the potential impact of the COVID-19 pandemic on our operations, and on the global economy as a whole. Government-imposed restrictions on travel and other “social-distancing” measures such as restrictions on assembly of groups of persons, have the potential to disrupt supply chains for parts and sales channels for our products, and may result in labor or equipment shortages.

It is currently not possible to predict how long the pandemic will last or the time that it will take for economic activity to return to prior levels. We will continue to monitor the COVID-19 situation closely, and we intend to follow health and safety guidelines as they evolve.

We expect the ultimate significance of the impact of these disruptions, including the extent of their adverse impact on our financial and operational results, will be dictated by the length of time that such disruptions continue, which will, in turn, depend on the currently unknowable duration of the COVID-19 pandemic and the impact of governmental regulations that might be imposed in response. Our business could also be impacted should the disruptions from COVID-19 lead to changes in commercial behavior. The COVID-19 impact on the capital markets could impact our cost of borrowing. There are certain limitations on our ability to mitigate the adverse financial impact of these items, including the fixed costs of our operations. COVID-19 also makes it more challenging for management to estimate future performance of our businesses, particularly over the near to medium term.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act. Any statement, including any opinions, forecasts, projections or other statements, other than statements of historical fact, are or may be forward-looking statements. Although the Company believes the expectations reflected in any forward-looking statements herein are reasonable, the Company can give no assurance that such expectations will prove to have been correct and actual results may differ materially from those projected or reflected in such statements. Certain risks and uncertainties inherent in the Company’s business as well as risks and uncertainties related to the Company’s operational and financial results are set forth in its filings with the SEC, particularly in the section entitled “Risk Factors” included in the Company’s Annual Report on Form 10-K for the most recent fiscal year, the Company’s most recent Quarterly Reports on Form 10-Q, and from time to time in other filings made by the Company with the SEC. Some of these risks and uncertainties include, but are not limited to, the Company’s ability to maintain adequate liquidity following the recent default under the terms of its Credit Agreement and Term Loan Agreement resulting from the going concern qualification to the Company’s audited, consolidated financial statements in its Annual Report on Form 10-K, to decrease its leverage or fixed costs, or to restructure its balance sheet in a manner that allows it to continue as a going concern over the long term. Some additional risks and uncertainties include, but are not limited to, increased competition, the extreme volatility and negative pressure that oil and natural gas commodity prices have experienced recently that is attributable to decreased demand resulting from COVID-19 and the actions of OPEC and other oil exporting nations, the timing and extent of changes in prices for oil and gas, particularly in the areas where the Company owns properties, conducts operations, and markets its production, as well as the timing and extent of the Company’s success in discovering, developing, producing and estimating oil and gas reserves, the Company’s ability to successfully monetize the properties it is marketing, weather and government regulation, and the availability of oil field services, personnel and equipment. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Company undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 28, 2020

ULTRA PETROLEUM CORP.

By:	/s/ Kason D. Kerr
Name:	Kason D. Kerr
Title:	Vice President, General Counsel and Corporate Secretary